INVESCO LIMITED MATURITY TREASURY FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER :       811-05686
SERIES NO.:         2

72DD.      1   Total income dividends for which record date passed during the period. (000's Omitted)
               Class A                                                                                   $    16
           2   Dividends for a second class of open-end company shares (000's Omitted)
               Class A2                                                                                  $    28
               Class Y                                                                                   $    15
               Class R5                                                                                  $     8

73A.           Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1   Dividends from net investment income
               Class A                                                                                   $0.0037
           2   Dividends for a second class of open-end company shares (form nnn.nnnn)
               Class A2                                                                                  $0.0057
               Class Y                                                                                   $0.0100
               Class R5                                                                                  $0.0112

74U.       1   Number of shares outstanding (000's Omitted)
               Class A                                                                                     4,040
           2   Number of shares outstanding of a second class of open-end company shares (000's
               Omitted)
               Class A2                                                                                    4,183
               Class Y                                                                                       951
               Class R5                                                                                      564

74V.       1   Net asset value per share (to nearest cent)
               Class A                                                                                   $ 10.47
           2   Net asset value per share of a second class of open-end company shares (to nearest cent)
               Class A2                                                                                  $ 10.47
               Class Y                                                                                   $ 10.47
               Class R5                                                                                  $ 10.48

INVESCO U.S. GOVERNMENT FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER :       811-05686
SERIES NO.:         4

72DD.      1   Total income dividends for which record date passed during the period. (000's Omitted)
               Class A                                                                                   $21,963
           2   Dividends for a second class of open-end company shares (000's Omitted)
               Class B                                                                                   $   830
               Class C                                                                                   $ 1,289
               Class R                                                                                   $   293
               Class Y                                                                                   $   220
               Investor Class                                                                            $ 2,009
               Class R5                                                                                  $   164

73A.           Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1   Dividends from net investment income
               Class A                                                                                   $0.2331
           2   Dividends for a second class of open-end company shares (form nnn.nnnn)
               Class B                                                                                   $0.1635
               Class C                                                                                   $0.1629
               Class R                                                                                   $0.2099
               Class Y                                                                                   $0.2565
               Investor Class                                                                            $0.2334
               Class R5                                                                                  $0.2686

74U.       1   Number of shares outstanding (000's Omitted)
               Class A                                                                                    89,147
           2   Number of shares outstanding of a second class of open-end company shares (000's
               Omitted)
               Class B                                                                                     4,166
               Class C                                                                                     7,143
               Class R                                                                                     1,217
               Class Y                                                                                       697
               Investor Class                                                                              7,863
               Class R5                                                                                      542

74V.       1   Net asset value per share (to nearest cent)
               Class A                                                                                   $  9.24
           2   Net asset value per share of a second class of open-end company shares (to nearest cent)
               Class B                                                                                   $  9.27
               Class C                                                                                   $  9.23
               Class R                                                                                   $  9.25
               Class Y                                                                                   $  9.25
               Investor Class                                                                            $  9.24
               Class R5                                                                                  $  9.23

INVESCO MONEY MARKET FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER :       811-05686
SERIES NO.:         6

72DD.      1   Total income dividends for which record date passed during the period. (000's Omitted)
               Invesco Cash Reserve Shares                                                               $    247
           2   Dividends for a second class of open-end company shares (000's Omitted)
               Class AX                                                                                  $     69
               Class B                                                                                   $     19
               Class BX                                                                                  $      6
               Class C                                                                                   $     31
               Class CX                                                                                  $      5
               Class R                                                                                   $     16
               Class Y                                                                                   $      4
               Investor Class                                                                            $     62

73A.           Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1   Dividends from net investment income
               Invesco Cash Reserve Shares                                                               $ 0.0004
           2   Dividends for a second class of open-end company shares (form nnn.nnnn)
               Class AX                                                                                  $ 0.0004
               Class B                                                                                   $ 0.0004
               Class BX                                                                                  $ 0.0004
               Class C                                                                                   $ 0.0004
               Class CX                                                                                  $ 0.0004
               Class R                                                                                   $ 0.0004
               Class Y                                                                                   $ 0.0004
               Investor Class                                                                            $ 0.0004

74U.       1   Number of shares outstanding (000's Omitted)
               Invesco Cash Reserve Shares                                                                713,589
           2   Number of shares outstanding of a second class of open-end company shares (000's
               Omitted)
               Class AX                                                                                   186,481
               Class B                                                                                     50,582
               Class BX                                                                                    13,166
               Class C                                                                                     78,866
               Class CX                                                                                    12,255
               Class R                                                                                     46,652
               Class Y                                                                                     12,567
               Investor Class                                                                             172,889

74V.       1   Net asset value per share (to nearest cent)
               Invesco Cash Reserve Shares                                                               $   1.00
           2   Net asset value per share of a second class of open-end company shares (to nearest cent)
               Class AX                                                                                  $   1.00
               Class B                                                                                   $   1.00
               Class BX                                                                                  $   1.00
               Class C                                                                                   $   1.00
               Class CX                                                                                  $   1.00
               Class R                                                                                   $   1.00
               Class Y                                                                                   $   1.00
               Investor Class                                                                            $   1.00

INVESCO MUNICIPAL BOND FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER :       811-05686
SERIES NO.:         7

72DD.      1   Total income dividends for which record date passed during the period. (000's Omitted)
               Class A                                                                                   $12,498
           2   Dividends for a second class of open-end company shares (000's Omitted)
               Class B                                                                                   $   213
               Class C                                                                                   $ 1,559
               Class Y                                                                                   $ 1,404
               Investor Class                                                                            $ 5,205

73A.           Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1   Dividends from net investment income
               Class A                                                                                   $0.3106
           2   Dividends for a second class of open-end company shares (form nnn.nnnn)
               Class B                                                                                   $0.2481
               Class C                                                                                   $0.2474
               Class Y                                                                                   $0.3316
               Investor Class                                                                            $0.3177

74U.       1   Number of shares outstanding (000's Omitted)
               Class A                                                                                    41,125
           2   Number of shares outstanding of a second class of open-end company shares (000's
               Omitted)
               Class B                                                                                       742
               Class C                                                                                     6,552
               Class Y                                                                                     4,435
               Investor Class                                                                             16,237

74V.       1   Net asset value per share (to nearest cent)
               Class A                                                                                   $  8.48
           2   Net asset value per share of a second class of open-end company shares (to nearest cent)
               Class B                                                                                   $  8.49
               Class C                                                                                   $  8.47
               Class Y                                                                                   $  8.48
               Investor Class                                                                            $  8.48

INVESCO HIGH YIELD FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER :       811-05686
SERIES NO.:         8

72DD.  1   Total income dividends for which record date passed during the period. (000's
           Omitted)
           Class A                                                                 $ 59,933
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                 $  2,077
           Class C                                                                 $  5,780
           Class Y                                                                 $  3,102
           Investor Class                                                          $  7,740
           Class R5                                                                $  6,409
           Class R6                                                                $  1,512

73A.       Payments per share outstanding during the entire current period: (form
           nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                 $ 0.2527
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                                                                 $ 0.2209
           Class C                                                                 $ 0.2199
           Class Y                                                                 $ 0.2636
           Investor Class                                                          $ 0.2537
           Class R5                                                                $ 0.2625
           Class R6                                                                  0.1151

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                  251,204
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                    8,049
           Class C                                                                   27,358
           Class Y                                                                   12,616
           Investor Class                                                            34,168
           Class R5                                                                  19,929
           Class R6                                                                  13,407

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                 $   4.47
       2   Net asset value per share of a second class of open-end company shares
           (to nearest cent)
           Class B                                                                 $   4.48
           Class C                                                                 $   4.46
           Class Y                                                                 $   4.48
           Investor Class                                                          $   4.47
           Class R5                                                                $   4.46
           Class R6                                                                $   4.46

INVESCO SHORT TERM BOND FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER :       811-05686
SERIES NO.:         10

72DD.      1   Total income dividends for which record date passed during the period. (000's Omitted)
               Class A                                                                                   $ 4,590
           2   Dividends for a second class of open-end company shares (000's Omitted)
               Class C                                                                                   $ 6,860
               Class R                                                                                   $    58
               Class Y                                                                                   $   621
               Class R5                                                                                  $   114
               Class R6                                                                                  $    55

73A.           Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1   Dividends from net investment income
               Class A                                                                                   $0.1843
           2   Dividends for a second class of open-end company shares (form nnn.nnnn)
               Class C                                                                                   $0.1537
               Class R                                                                                   $0.1543
               Class Y                                                                                   $0.1976
               Class R5                                                                                  $0.1976
               Class R6                                                                                  $0.0858

74U.       1   Number of shares outstanding (000's Omitted)
               Class A                                                                                    28,545
           2   Number of shares outstanding of a second class of open-end company shares (000's
               Omitted)
               Class C                                                                                    56,855
               Class R                                                                                       393
               Class Y                                                                                     3,295
               Class R5                                                                                      248
               Class R6                                                                                      672

74V.       1   Net asset value per share (to nearest cent)
               Class A                                                                                   $  8.75
           2   Net asset value per share of a second class of open-end company shares (to nearest cent)
               Class C                                                                                   $  8.74
               Class R                                                                                   $  8.76
               Class Y                                                                                   $  8.75
               Class R5                                                                                  $  8.75
               Class R6                                                                                  $  8.75

INVESCO REAL ESTATE FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER :       811-05686
SERIES NO.:         11

72DD.      1   Total income dividends for which record date passed during the period. (000's Omitted)
               Class A                                                                                   $ 5,540
           2   Dividends for a second class of open-end company shares (000's Omitted)
               Class R                                                                                   $   211
               Class Y                                                                                   $   826
               Investor Class                                                                            $   237
               Class R5                                                                                  $ 3,103
               Class R6                                                                                  $     -

73A.           Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1   Dividends from net investment income
               Class A                                                                                   $0.0996
           2   Dividends for a second class of open-end company shares (form nnn.nnnn)
               Class B                                                                                   $     -
               Class C                                                                                   $     -
               Class R                                                                                   $0.0367
               Class Y                                                                                   $0.1623
               Investor Class                                                                            $0.0993
               Class R5                                                                                  $0.1950
               Class R6                                                                                  $0.0541

74U.       1   Number of shares outstanding (000's Omitted)
               Class A                                                                                    56,327
           2   Number of shares outstanding of a second class of open-end company shares (000's
               Omitted)
               Class B                                                                                       626
               Class C                                                                                     6,043
               Class R                                                                                     5,746
               Class Y                                                                                     6,126
               Investor Class                                                                              2,468
               Class R5                                                                                   17,992
               Class R6                                                                                       30

74V.       1   Net asset value per share (to nearest cent)
               Class A                                                                                   $ 25.21
           2   Net asset value per share of a second class of open-end company shares (to nearest cent)
               Class B                                                                                   $ 25.19
               Class C                                                                                   $ 25.11
               Class R                                                                                   $ 25.22
               Class Y                                                                                   $ 25.21
               Investor Class                                                                            $ 25.17
               Class R5                                                                                  $ 25.22
               Class R6                                                                                  $ 25.22

INVESCO GLOBAL REAL ESTATE FUND                                SUB-ITEM 77Q3


DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER :       811-05686
SERIES NO.:         12

72DD.      1   Total income dividends for which record date passed during the period. (000's Omitted)
               Class A                                                                                   $10,222
           2   Dividends for a second class of open-end company shares (000's Omitted)
               Class B                                                                                   $   349
               Class C                                                                                   $ 1,299
               Class R                                                                                   $   572
               Class Y                                                                                   $15,342
               Class R5                                                                                  $15,654
               Class R6                                                                                  $ 1,958

73A.           Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1   Dividends from net investment income
               Class A                                                                                   $0.4438
           2   Dividends for a second class of open-end company shares (form nnn.nnnn)
               Class B                                                                                   $0.3624
               Class C                                                                                   $0.3625
               Class R                                                                                   $0.4167
               Class Y                                                                                   $0.4712
               Class R5                                                                                  $0.5071
               Class R6                                                                                  $0.3255

74U.       1   Number of shares outstanding (000's Omitted)
               Class A                                                                                    23,319
           2   Number of shares outstanding of a second class of open-end company shares (000's
               Omitted)
               Class B                                                                                       929
               Class C                                                                                     3,767
               Class R                                                                                     1,527
               Class Y                                                                                    35,796
               Class R5                                                                                   29,838
               Class R6                                                                                    6,493

74V.       1   Net asset value per share (to nearest cent)
               Class A                                                                                   $ 11.97
           2   Net asset value per share of a second class of open-end company shares (to nearest cent)
               Class B                                                                                   $ 11.94
               Class C                                                                                   $ 11.95
               Class R                                                                                   $ 11.96
               Class Y                                                                                   $ 11.98
               Class R5                                                                                  $ 11.97
               Class R6                                                                                  $ 11.97

INVESCO DYNAMICS FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER :       811-05686
SERIES NO.:         13

72DD.      1   Total income dividends for which record date passed during the period. (000's Omitted)
               Class A                                                                                   $   935
           2   Dividends for a second class of open-end company shares (000's Omitted)
               Class B                                                                                   $    57
               Class C                                                                                   $   123
               Class R                                                                                   $    23
               Class Y                                                                                   $   117
               Investor Class                                                                            $ 5,324
               Class R5                                                                                  $ 1,072
               Class R6                                                                                  $     -

73A.           Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1   Dividends from net investment income
               Class A                                                                                   $0.2264
           2   Dividends for a second class of open-end company shares (form nnn.nnnn)
               Class B                                                                                   $0.1901
               Class C                                                                                   $0.1901
               Class R                                                                                   $0.2144
               Class Y                                                                                   $0.2383
               Investor Class                                                                            $0.2264
               Class R5                                                                                  $0.2450
               Class R6                                                                                  $0.2450

74U.       1   Number of shares outstanding (000's Omitted)
               Class A                                                                                     4,067
           2   Number of shares outstanding of a second class of open-end company shares (000's
               Omitted)
               Class B                                                                                       271
               Class C                                                                                       665
               Class R                                                                                       107
               Class Y                                                                                       469
               Investor Class                                                                             22,516
               Class R5                                                                                    4,312
               Class R6                                                                                       49

74V.       1   Net asset value per share (to nearest cent)
               Class A                                                                                   $ 24.70
           2   Net asset value per share of a second class of open-end company shares (to nearest cent)
               Class B                                                                                   $ 22.90
               Class C                                                                                   $ 22.44
               Class R                                                                                   $ 24.29
               Class Y                                                                                   $ 24.90
               Investor Class                                                                            $ 24.70
               Class R5                                                                                  $ 25.96
               Class R6                                                                                  $ 25.97

INVESCO HIGH YIELD SECURITIES FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER :       811-05686
SERIES NO.:         15

72DD.      1   Total income dividends for which record date passed during the period. (000's Omitted)
               Class A                                                                                   $ 3,678
           2   Dividends for a second class of open-end company shares (000's Omitted)
               Class B                                                                                   $   205
               Class C                                                                                   $   520
               Class Y                                                                                   $ 2,435

73A.           Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1   Dividends from net investment income
               Class A                                                                                   $1.0325
           2   Dividends for a second class of open-end company shares (form nnn.nnnn)
               Class B                                                                                   $0.9343
               Class C                                                                                   $0.9208
               Class Y                                                                                   $1.0717

74U.       1   Number of shares outstanding (000's Omitted)
               Class A                                                                                     3,717
           2   Number of shares outstanding of a second class of open-end company shares (000's
               Omitted)
               Class B                                                                                       133
               Class C                                                                                       587
               Class Y                                                                                     2,388

74V.       1   Net asset value per share (to nearest cent)
               Class A                                                                                   $ 18.16
           2   Net asset value per share of a second class of open-end company shares (to nearest cent)
               Class B                                                                                   $ 17.95
               Class C                                                                                   $ 18.03
               Class Y                                                                                   $ 18.08

INVESCO CORPORATE BOND FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2013
FILE NUMBER :       811-05686
SERIES NO.:         17

72DD.      1   Total income dividends for which record date passed during the period. (000's
               Omitted)
               Class A                                                                             $ 34,850
           2   Dividends for a second class of open-end company shares (000's Omitted)
               Class B                                                                             $  2,495
               Class C                                                                             $  2,195
               Class R                                                                             $    180
               Class Y                                                                             $    331
               Class R5                                                                            $    503
               Class R6                                                                            $    183

73A.           Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1   Dividends from net investment income
               Class A                                                                             $ 0.2939
           2   Dividends for a second class of open-end company shares (form nnn.nnnn)
               Class B                                                                             $ 0.2850
               Class C                                                                             $ 0.2351
               Class R                                                                             $ 0.2763
               Class Y                                                                             $ 0.3125
               Class R5                                                                            $ 0.3242
               Class R6                                                                            $ 0.1383

74U.       1   Number of shares outstanding (000's Omitted)
               Class A                                                                              121,613
           2   Number of shares outstanding of a second class of open-end company shares (000's
               Omitted)
               Class B                                                                                7,809
               Class C                                                                                9,608
               Class R                                                                                  658
               Class Y                                                                                1,259
               Class R5                                                                                 894
               Class R6                                                                               1,419

74V.       1   Net asset value per share (to nearest cent)
               Class A                                                                             $   7.26
           2   Net asset value per share of a second class of open-end company shares (to nearest cent)
               Class B                                                                             $   7.27
               Class C                                                                             $   7.24
               Class R                                                                             $   7.26
               Class Y                                                                             $   7.27
               Class R5                                                                            $   7.27
               Class R6                                                                            $   7.26